                    PARTNERSHIP OUTSOURCING AGREEMENT

                    (hereinafter called "PO Agreement")

                                 between


    ---------------------------------------------------------------------

                            Virtual Telecom SA
                          12, avenue des Morgines
                             1213 Petit-Lancy


                       (hereinafter called "CUSTOMER")

    ---------------------------------------------------------------------



                                     and



    ---------------------------------------------------------------------

                  DEC Digital Equipment Corporation SA

                        12, avenue des Morgines

                            1213 Petit-Lancy


                      (hereinafter called "DIGITAL")

    ---------------------------------------------------------------------




    created on:      130996
    based on version:        August 96
    created by:      DEC Digital Equipment Corporation SA
                     12. avenue des Morgines
                     1213 Petit-Lancy

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------

PARTS

A)  PO AGREEMENT

1.  Preamble.................................................................  4
2.  Subject and Prerequisites of the PO Agreement............................  5
3.  Responsibilities.........................................................
        3.1. Responsibilities and Performances of DIGITAL....................  6
        3.2. Responsibilities and Performances of CUSTOMER...................  7
4.  System Manager...........................................................  8
5.  Remuneration.............................................................  9
6.  Control of the Services.................................................. 10
7.  Liability of DIGITAL..................................................... 11
8.  Property and Risks....................................................... 12
9.  Force Majeure............................................................ 13
10. Responsibility for Data.................................................. 14
11. Term..................................................................... 15
12. Early Termination and Non-Renewal of PO Agreement........................ 16
        12.1. Early Termination.............................................. 16
        12.2. Non-Renewal.................................................... 17
13. Change Orders............................................................ 18
14. Export/Re-export......................................................... 19
15. Confidentially........................................................... 20
16. Security Regulations..................................................... 21
17. Final Provisions......................................................... 22

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


B) ATTACHMENTS

    - Attachment 1: Project Plan
    - Attachment 2: Parameters and Equipment Acquisition
    - Attachment 3: Service Description
    - Attachment 4: Hardware-Purchase and Software-License Agreement

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


1.     PREAMBLE

       This Partnership Outsourcing Agreement (hereinafter "PO Agreement") is established for a fixed period of 4 years. The CUSTOMER delegates to DIGITAL the implementation and the network management of its "Swiss Internet Dial up Network". The PO Agreement includes the sale and license of the telecommunication products (equipment and software) installed over the 13 Dial up sites nationally and the servers located in DIGITAL's FM Center.

       This means that DIGITAL will manage, on behalf of the CUSTOMER, the Internet IT Platform and commit to service levels based on agreed parameters.

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


2.     SUBJECT AND PREREQUISITES OF THE PO AGREEMENT

2.1. The subject of the PO Agreement is to define the responsibilities and performances as well as the rights and obligations which arise out of the Facility Management services for CUSTOMER and DIGITAL.

       The following attachments form an integral part of the PO Agreement:

       - Attachment 1: Project Plan
       - Attachment 2: Parameters and Equipment Acquisition
       - Attachment 3: Service Description
       - Attachment 4: Hardware-Purchase and Software-License Agreement

2.2.   Prerequisites of the PO Agreement:

       The PO Agreement is based on the parameters as set out in Attachment 2 "Parameters and Equipment Acquisition". Should these parameters not materialize as a whole or in part, DIGITAL will provide the necessary adjustment to the PO Agreement.

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


3.     Responsibilities

3.1.   Responsibilities and Performances of DIGITAL

3.1.1. DIGITAL shall operate and maintain computer systems according to Attachment 3 Service Description. The services will be performed by DIGITAL on the systems defined in the section Hardware and Network of Attachment 3 "Service Description".

3.1.2. The contents and scope of the services performed by DIGITAL for CUSTOMER as set out in Attachment 3 "Service Description" are binding. This attachment forms an integral part of the PO Agreement and shall prevail in case of contradictions.

       For the relevant Facility Management services DIGITAL cannot guarantee to perform services beyond the limit described in Attachment 3 "Service Description".

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


3.2.   RESPONSIBILITIES AND PERFORMANCES OF CUSTOMER

3.2.1. CUSTOMER assists DIGITAL in delivering the services described in Attachment 3 "Service Description" as follows:

       - make available appropriate locations and necessary infrastructure according to the environment prerequisites as specified by DIGITAL in the relevant section of Attachment 3" Service Description";
       - make available all necessary information to fulfil the obligations of the PO Agreement;
       -   ensure permanent access rights for all authorized DIGITAL personnel.

       The contents and extent of the services performed by CUSTOMER as set out above are binding. All costs arising out of CUSTOMER's non performance of the above mentioned activities shall be charged to CUSTOMER.

3.2.2. CUSTOMER is fully responsible for the proper licensing of all and any software products (system and application software) which have not been provided by DIGITAL in connection with the services performed under the PO Agreement, but which are installed in the CUSTOMER's IT environment and fall under the P0 Agreement.

       All license rights of the applications provided by CUSTOMER remain the property of the pertinent licensee. CUSTOMER ensures compliance with possible license transfer provisions of the licensors.

       CUSTOMER holds DIGITAL harmless of any claims of third parties based on alleged or proven infringements of license or other intellectual property rights.

3.2.3. CUSTOMER shall notify DIGITAL as soon as possible of any intended re-location of the system (according to section "Computer room" of Attachment 3 "Service Description ). In this case both parties will start promptly to negotiate the new conditions which shall apply to perform the service in the new facility.

       Any additional costs which might occur by the re-location of the system and the equipment will be charged to CUSTOMER.

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


4.     SYSTEM MANAGER


4.1. All personnel providing service under the PO Agreement will remain solely under the conditions of employment and management of DIGITAL, which is authorized to give instructions at any time.

       In addition, DIGITAL staff which permanently work at CUSTOMER's site are submitted to security and other operational regulations stipulated by CUSTOMER for its own employees.

4.2. CUSTOMER is obliged to respect and accord the usual level of professional courtesy to DIGITAL staff working at its premises. CUSTOMER shall take all reasonable precautions to safeguard the health and safety of DIGITAL employees and take all further measures required by Art. 328 of the Swiss Code of Obligations.

4.3. The DIGITAL System Manager shall decide on the daily operational issues together with CUSTOMER's Project Manager.

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


5.     REMUNERATION

5.1.   The total project price is of CHF 2'128'000.- and is set out as follows:

5.1.1  Equipment and Licenses:

       Payment of CHF 300'000.- (31/07/06)
       Payment of CHF 100'000.- (31/10/06)
       Payment of CHF 100'000.- (30/11/96)
       Payment of CHF 100'000.- (31/12/96)

       The remainder, i.e. CHF 1'528'000.-, is payable and included in the following table.

5.1.2  Services and remainder of the Equipment and Licenses' price:


       --------------------------------------------------
       AMOUNT                             INVOICING DATE-
       --------------------------------------------------
       CHF.  133'000.-                    31/10/96
       CHF:  133'000.-                    31/01/97
       CHF.  133'000.-                    30/04/97
       CHF.  133'000.-                    31/07/07
       CHF.   83'000.-                    31/10/97
       CHF.   83'000.-                    31/01/98
       CHF.   83'000.-                    30/04/98
       CHF.   83'000.-                    31/07/98
       CHF.   83'000.-                    31/10/98
       CHF.   83'000.-                    31/01/99
       CHF.   83'000.-                    30/04/09
       CHF.   83'000.-                    31/07/99
       CHF.   83'000.-                    31/10/99
       CHF.   83'000.-                    31/01/00
       CHF.   83'000.-                    30/04/00
       CHF.   83'000.-                    31/07/00

5.2. The following prices are exclusive of sales tax (VAT). The relevant taxes are set out and billed separately.

5.3. The price set orth in 5.1.2 is due quarterly in advance. Invoices are payable 30 days net. The Facility Management services shall not be submitted to any discount agreement between Digital Equipment Corporation and CUSTOMER or its mother company.

5.4. CUSTOMER shall only be authorized to counter-charge claims which have been approved in written by both parties or confirmed by enforceable court decision.

5.5. The parties may agree separately on major modifications which have an impact on the prices of the services under the PO Agreement.

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


6.     CONTROL OF THE SERVICES

       Periodical controls of the services are carried out quarterly, for the first time on October 31, 1996.

------------------------------------------------------------------------------
Partnership Outsourcing Agreement          Virtual Telecom SA         13.09.96
------------------------------------------------------------------------------


7.     LIABILITY OF DIGITAL


7.1.   DIGITAL's total liability for personal damages is unlimited.

       DIGITAL's liability for other direct damages due to negligence in the performance of the PO Agreement except those mentioned under 7.2. shall be limited to the amount of CHF 300'000.-.

7.2. In no event shall DIGITAL or its agents be liable for other or further claims and damages, especially for indirect or consequential damages, damages resulting from lost profit, loss of gain or loss of data, access to CUSTOMER's data by third party by the means of the public network or the CUSTOMER's sites, regardless of the form of action.

7.3. Further liability stipulated by law for gross negligence or willful intent remains reserved.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------


8.     PROPERTY AND RISKS

8.1. All products furnished by DIGITAL under the PO Agreement (according to section "Hardware" of Attachment 2 "Parameters and Equipment Acquisition") shall remain the property of DIGITAL until their full payment over the 4 years contract period as per Attachment 2 "Parameters and Equipment Acquisition" and shall be under the entire disposal of DIGITAL. As long as they belong to DIGITAL, these products shall neither become accessories nor parts of the premises on which they are installed. DIGITAL shall be entitled to mark these products as its own property.

8.2. CUSTOMER shall announce to the commission of bankruptcy or to any other competent authority the property of DIGITAL in case of seizure, confiscation, insolvency, bankruptcy, retention, or any other legal proceeds.

8.3. Performance under the PO Agreement includes a Recover-All-Service Contract (according to section "Recover All Services" of Attachment 3 "Service Description"). This contract is valid for server/host systems supported by DIGITAL and listed in section "Hardware" of Attachment 2 "Parameters and Equipment Acquisition" provided that they are installed in DIGITAL's FM Center.

       Insurance of all other products is under CUSTOMER's responsibility.

8.4. CUSTOMER's staff shall apply all necessary care when using the Facility Management infrastructure. With regard to intellectual property, use of installed software and confidentiality, the license terms and conditions of DIGITAL (see Attachment 4) or of pertinent third parties (for example PC software suppliers) are applicable. CUSTOMER is obliged to provide DIGITAL with an index of the workstation locations and notify DIGITAL in case of changes.

8.5. CUSTOMER is entitled to modify the installed hardware and/or software only upon written approval by DIGITAL.

8.6. After termination of the PO Agreement, CUSTOMER will acquire any and all not fully paid material and equipment listed in Section "Hardware" of Attachment 2 "Parameters and Equipment Acquisition" such as hardware, software and documentation from DIGITAL upon payment of the amount stipulated under 12.1.4 "Indemnity for early termination".

8.7.   All data and programs provided by CUSTOMER shall remain its property.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

9.     FORCE MAJEURE


       In case of force majeure (e.g. fire, earthquake, lightening) the parties are released from performing their contractual services.

       In case of other violent events in one party's environment (e.g. attacks, liquids, gases, nuclear and chemical reactions or nuclear radiation, or injury caused by misuse) the other party is released from performing its contractual service.

       Both parties agree that in such case they will start negotiations promptly to agree under which conditions and within which delay the performance of the service can be restarted.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

10.    RESPONSIBILITY FOR DATA

       CUSTOMER acknowledges that the data processed under the IT systems are submitted to legal prescriptions (e.g. Data Protection Law, Legal provisions on business activities).

       Compliance with those prescriptions is CUSTOMER's sole responsibility. CUSTOMER shall hold DIGITAL harmless of any claims of third parties based on infringements of these regulations.

       DIGITAL declines all responsibility for the contents of the data.

       If CUSTOMER does not comply with legal prescriptions, DIGITAL reserves the right to terminate the PO Agreement after expiration of an additional period of time and written notice to CUSTOMER.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------


11.    TERM

       The PO Agreement shall become effective upon signature by CUSTOMER and countersignature by DIGITAL for an initial term of 4 years as from ________________, 1996. However, the PO Agreement may be terminated at any time for serious reasons as defined under 12.1.1.

       After the initial term, the PO Agreement will be tacitly extended for 12 month periods unless terminated by either party giving the other
       6 months written notice. The remunerations due for the following period will be newly negotiated.

       In case of disagreements the following shall apply:

       a) DIGITAL will set a 6 month period for the system transfer by CUSTOMER.

       b) During this period the services will be invoiced under the same conditions.

       c) The scope and price of the know-how transfer shall be negotiated and determined before the commencement of the transfer period.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

12.    EARLY TERMINATION AND NON-RENEWAL OF THE PO AGREEMENT

12.1.  EARLY TERMINATION

12.1.1. Either party is entitled to terminate the PO Agreement at any time for serious reasons. Serious reasons are in particular:

        - serious default of either party which is not remedied despite written notice thereof and after an additional period of three (3) months;
        -  bankruptcy or insolvency of either party.

12.1.2. If DIGITAL provides the serious reason by defaulting seriously in its contractual obligations, e.g. in case of

        - failure of DIGITAL to remedy defaults unduly preventing productive use of the system;
        - repeated failure in availability as warranted under sections "Availability" and "Warranted Availability" of Attachment 3 "Service Description", which unduly prevents CUSTOMER's use of system;

        which has not been remedied despite written notice and after an additional period of three (3) months, or if bankruptcy proceedings are instituted against DIGITAL, CUSTOMER is entitled to terminate the PO Agreement with immediate effect, with the exclusion of further claims, and to purchase the non fully paid Equipment listed in section
"Hardware"
        of Attachment 2 "Parameters and Equipment Acquisition" upon payment of the indemnity for early termination set out in 12.1.4. reduced by 10%.

12.1.3. If CUSTOMER provides the serious reason for early termination or declares early termination based on Art. 404 of the Swiss Code of Obligations, CUSTOMER shall pay DIGITAL an indemnity for early termination as set out hereinafter.

        DIGITAL shall assist CUSTOMER in re-establishing the operational know-how. In such case the services shall be invoiced to CUSTOMER as performed.

12.1.4. Indemnity for early termination:

        The indemnity for early termination amounts to the following.

        in case of termination before     30. Nov. 96     CHF. 990'000.--
                                          31. Dec. 96     CHF. 890'000.--
                                          31. Oct. 97     CHF. 700'000.--
                                          31. Oct. 98     CHF. 500'000.--
                                          31. Oct. 99     CHF. 350'000.--
                                          31. Aug. 2000   CHF. 150'000.--

        If CUSTOMER intends to further use the license rights for the installed automation tools, it shall purchase the rights from DIGITAL at the depreciation cost valid at that time. The related maintenance contracts shall continue at CUSTOMER's expense unless terminated by CUSTOMER by written notice.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

12.2.   NON-RENEWAL

12.2.1. If CUSTOMER does not renew the PO Agreement upon its expiry, DIGITAL shall assist CUSTOMER in re-establishing the operational know-how. In such case the services shall be invoiced to CUSTOMER as performed.

12.2.2. In such case, CUSTOMER shall purchase the license rights for the installed automation tools from DIGITAL at the depreciation costs valid at that time.

12.2.3. The infrastructure installed at CUSTOMER shall be under maintenance by DIGITAL after termination of the PO Agreement, at the official list price valid at the time.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

13.    CHANGE ORDERS

13.1. Any PO Agreements on changes in content, services or schedule shall be examined as to their impacts on the project and the scope of service as well as on the obligations of DIGITAL or its subcontractors.

       DIGITAL may notify the CUSTOMER by unilateral declaration of simple adjustments of the project to different circumstances in processing, legal situation, etc. which have no effect upon the services performed, the schedule or prices.

13.2. Any change request with regard to the PO Agreement and/or its annexes shall be issued by CUSTOMER in writing. DIGITAL will submit a change offer indicating the effects of the changes on the performance of the PO Agreement (especially with regard to prices and availability). CUSTOMER shall indicate within a period of time agreed upon by both parties if they accept the offer or withdraw the change request.

13.3. Services resulting from additional functional specifications required by CUSTOMER, which exceed the scope as set out in Annex 1 "Service Description" shall be performed by DIGITAL if possible and shall be invoiced separately. The relevant PO Agreements must be made in writing; the parties may request a separate contract addendum.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

14.    EXPORT/RE-EXPORT

14.1. Notwithstanding any other provisions of these terms and conditions, the selling, reselling and licensing of Digital products and/or delivery of technical data (software and technical information in any form) is subject to the export license or authorization as required by the Swiss and U.S. Export Administration Regulations. Regardless of any notification made by CUSTOMER to DIGITAL of an ultimate destination of the products and/or technical data, it is CUSTOMER's sole responsibility to ensure compliance with the relevant regulations. CUSTOMER shall obtain the necessary approvals from the Swiss and U.S. Government, if required.

14.2. DIGITAL reserves the right to refuse performance of its contractual obligations or to terminate the PO Agreement with immediate effect if there is any indication that further performance of the PO Agreement or individual obligations under the PO Agreement will result in a violation of Swiss or U.S. provisions with regard to the CUSTOMER, its users or DIGITAL, or if there is any indication of CUSTOMER's violation of Swiss or U.S. export regulations.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

15.    CONFIDENTIALITY

15.1. Any information disclosed by CUSTOMER in connection with the performance of the PO Agreement remain the exclusive property of CUSTOMER. DIGITAL shall keep confidential CUSTOMER's proprietary information and data and treat them with the same care as its own proprietary information.

15.2. CUSTOMER shall keep confidential information which it obtains through means of DIGITAL and shall not disclose this information as a whole or in part to third parties in any form.

15.3. Material provided by DIGITAL to CUSTOMER or third parties for the performance of the PO Agreement, such as diagnostic software, documentation, service processors and other material remain the exclusive property of DIGITAL and shall be of DIGITAL's sole use. Such program or material may neither be reproduced nor disclosed or made available to any third party or unauthorized staff of CUSTOMER.

15.4. Upon termination of the PO Agreement these products and possible back-up copies shall be deleted by DIGITAL, and the parties shall mutually return proprietary information. The obligation to maintain secrecy remains valid for 5 years after termination of the PO Agreement.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

16.    SECURITY REGULATIONS

16.1. DIGITAL shall ensure compliance with the security standards according to the chapter "Security Management" of Annex 1 "Service Description" and shall be responsible within its scope of activities that other (CUSTOMER or third parties) are also compliant. DIGITAL shall not access any protected data of CUSTOMER.

16.2. DIGITAL declines its responsibility for unauthorized access to server/host systems via the connected network if the causes are beyond DIGITAL's control and scope of responsibility.

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

17.    FINAL PROVISIONS

17.1. DIGITAL shall be entitled to use subcontractors in order to perform its contractual obligations upon prior written notice to CUSTOMER. CUSTOMER may refuse the appointment of a subcontractor if there is a compelling reason.

17.2. CUSTOMER may transfer its rights and obligations under the PO Agreement only subject to prior written approval by DIGITAL.

17.3. The PO Agreement and its annexes specify the parties' rights and obligations under the PO Agreement and shall prevail any specifications made during contractual negotiations.

17.4. Any contractual agreements, modifications or additions as well as any new annexes or service descriptions shall be in written with explicit reference to the PO Agreement and signed by both parties.

17.5. If one or several clauses of the PO Agreement or one of its annexes are declared void or not applicable, then shall the rest of the contract remain valid. Such clauses shall be construed according to the general intent of the whole PO Agreement.

17.6. The court of jurisdiction is Geneva. The PO Agreement and its annexes and service descriptions are governed by the laws of Switzerland.




For the CUSTOMER:                      For Digital:
Place/Date:  Geneva   20.9.96          Place/Date:   ILLEGIBLE
            --------------------------             ---------------------------
Signature(s): ILLEGIBLE                Signatures:   ILLEGIBLE
            --------------------------             ---------------------------
              ILLEGIBLE                              ILLEGIBLE
            --------------------------             ---------------------------

Name(s) of    ILLEGIBLE                Names of      ILLEGIBLE
            --------------------------             ---------------------------
signatory/signatories: 2     signatories: 2          ILLEGIBLE
                      ---                ---

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------






Attachment 1



PROJECT PLAN

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

Summary

I-   Expected functionality description

II-  Validated technical choice
         II-1 Access sites choice
         II-2 Access switch choice
         II-3 Telecom operator choice
         II-4 Software and hardware choice

III- General architecture

IV-  Complementary technical information
         IV-1 Security
              1- Statistical packet filter
              2- Firewall protection

         IV-2 Invoicing and authentication
              1. Authentication
              2. Invoicing

         IV-3 Mailing service
         IV-4 Fault tolerance
         IV-5 IP Adressee Plan
         IV-6 Network Management

V-   VIRTUAL TELECOM Technical responsibilities

         V-1  WEB server Management
         V-2  News server management
         V-3  Mail server management

VI-  Project phase

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

I- EXPECTED FUNCTIONALITY DESCRIPTION

VIRTUAL TELECOM will implement an Internet network access system for the Swiss Territory.

Different services connections will be proposed to customers of the VIRTUAL TELECOM network;
- Dial-up through telephone network with modems
- Dial-up through ISDN Network with specialized controllers for adapters.
- Fixed links with specialized communications lines.

VIRTUAL TELECOM will offer traditional Internet services (WEB, News, Email,
FTP) and will provide a secure environment for authentication. An invoicing system will interface different equipment

To offer these services. VIRTUAL TELECOM will establish a Network based on access switch ASCEND MAX-4000 interconnected through Frame Relay links.

The whole network will be protected from intrusion with a Firewall service, a development and monitoring network will be linked to the WEB platform.


II- VALIDATED TECHNICAL CHOICE

II-1 ACCESS SITES CHOICE

in the first phase the following sites have been selected:
Lausanne, Bern, Zurich, Fribourg, Neuchatel, Basel, Winterthur, St-Gallen. For other sites are foreseen later:
Chur, Bienne, Olten, Rapperswil.
The network administration site which includes the Web, Mail and News servers will be Geneva.

II-2 ACCESS SWITCH CHOICE

The ASCEND MAX-4000 has been selected for the remote access management. Directly connected to one or several primary access ISDN (PRI) they can supply up to 96 simultaneous access with a maximum of 48 connections by V32bis abd V34 modems.

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     Access sites                     ASCEND CONFIGURATION
     ---------------------------------------------------------------------
                   PRI Links     Number of MAX     Modems       Adaptation
                  (Primary Rate       4000       Cards 12 V34   Cards V110
                   Interface)
     ---------------------------------------------------------------------
     Winthertur         1              1              2              -
     ---------------------------------------------------------------------
     St Gallen          2              1              4              -
     ---------------------------------------------------------------------
     Rapperswil         1              1              2              -
     ---------------------------------------------------------------------
     Olten              1              1              2              -
     ---------------------------------------------------------------------
     Basel              2              1              4              -
     ---------------------------------------------------------------------
     Bienne             1              1              2              -
     ---------------------------------------------------------------------
     Neuchatel          1              1              2              -
     ---------------------------------------------------------------------
     Fribourg           1              1              2              -
     ---------------------------------------------------------------------
     Chur               1              1              2              -
     ---------------------------------------------------------------------
     Lausanne           2              1              4              -
     ---------------------------------------------------------------------
     Zurich             2              2              5              1
     ---------------------------------------------------------------------
     Bern               2              1              4              -
     ---------------------------------------------------------------------
     Geneva             2              1              4              1
     ---------------------------------------------------------------------
PRI: Primary Rate Interface

II-3 Telecom operator choice

Unisource has been selected as Telecom Operator who will provide Frame Relay links across the Swiss Territory. The sites as well as the bandwidth are showed on the following table.

Some of the MAX 4000 devices will be installed at the Unisource premises. Unisource and BT (British Telecom) will provide a 1 Mbit/s connection through the worldwide Internet Backbone.

    -------------------------------
        Sites             Speed
    -------------------------------
    Geneva              2048 Kbit/s
    -------------------------------
    Bern                 512 Kbit/s
    -------------------------------
    Zurich               512 Kbit/s
    -------------------------------
    Lausanne             128 Kbit/s
    -------------------------------
    Fribourg              64 Kbit/s
    -------------------------------
    Neuchatel             64 Kbit/s
    -------------------------------
    Bienne                64 Kbit/s
    -------------------------------
    Basel                128 Kbit/s
    -------------------------------
    Chur                  64 Kbit/s
    -------------------------------
    Olten                 64 Kbit/s
    -------------------------------
    Wintherthur           64 Kbit/s
    -------------------------------
    St Gallen            128 Kbit/s
    -------------------------------
    Rapperswil            64 Kbit/s
    -------------------------------

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

II-4 SOFTWARE AND HARDWARE CHOICE

Geneva site will be composed of the following systems:

- A main server:
    DIGITAL ALPHA 1000 with the following software:

        - Digital Unix Operating system
        - Web server
        - DNS Server
        - POP 3 server
        - SMTP Gateway
        - RADIUS ASCEND Server
        - Proxy server

- Safety and Back-up server:
     Digital Alpha 1000 with the following software:

        -Digital Unix Operating system
        - WEB server
        - DNS server
        - POP 3 server
        - SMTP Gateway
        - RADIUS ASCEND server
        - Proxy server... (to be detailed)

- Complementary server
    DIGITAL ALPHA 255
    This server will be dedicated to the Network Management as well as the News server

    It will be implemented with the following software:
        - Digital Unix Operating System
        - News server
        - Network management server: clear VISN + Manager on Netview

 - Station NT
     1 PC DIGITAL PRIORIS
         - Windows NT system
         - Firewall...
         - ASCEND SAM -Administration (Secure Access Manager)

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

III- GENERAL ARCHITECTURE

From a Telecom point of view, the access network to Internet from Virtual Telecom has the following architecture:

    - PRI connections coming from the ISDN SWISSNET, these will enable modem connections types ISDN terminals or GSM (the bandwidth conversion will be done by the access switch ASCEND MAX 4000).

    - Frame relay links from Unisource will be used to interconnect the different sites

    - Two connections on the Internet backbone will come from BT and Unisource.

                                 SWISSNET ISDN




                                    [GRAPH]

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

GENEVA SITE

The main MAX 4000 device will be connected to a CISCO Router who will manage the Telecom links that go to the Internet worldwide backbone. The usage of two Frame Relay links at 1 Mbit/s with two different Telecom operators will guarantee a higher reliability.

Nevertheless the MultiHoming adds a higher complexity in the implementation of the equipment and requires a CISCO Router with a min. of 32 MB of memory




                                    [GRAPH]

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

IV- COMPLEMENTARY TECHNICAL INFORMATION

IV-1 SECURITY

1-Statistical packet filter
This technique offers good protection against inexperienced hackers but it is inefficient as it does not provide an intelligent way of opening and closing TCP ports selectively. This method opens ports that have a high value (1024-65535), hackers usually use them to enter the network. We will not use this method.

2-Firewall protection
Without a Firewall it is nearly impossible to guarantee intrusion as hackers get hocked as piggyback to actual data.

Secure access Firewall from ASCEND (optional software of MAX 4000) provides an official protection to the Network. This software monitors all request for open sessions, only the necessary ports are open, all the others are closed and do not leave any security holes for hackers.

The applications that are not explicitly allowed will be forbidden for a full security.

We propose to install secure access from ASCEND on all MAX 4000 as well as Windows SAM (Security Access manager) for the configuration of all Firewall.

IV-2 INVOICING AND AUTHENTICATION

In order to authenticate the user on the network of Virtual Telecom, we will use the RADIUS (Remote Authentication Dial-In User service). RADIUS is a database server specified by IETF and Livingston Enterprise Inc. Used jointly with MAX 4000, RADIUS provides 2 very important services: the authentication of session and the invoicing.

1-Authentication

RADIUS supports the same authentication mode than MAX 4000 (PAP, CHAP, callback etc.) that will communicate with the Unix server (ALPHA 1000) containing a security database. This database (ASCII or indexed DBM) will contain the list of users, passwords and authorisations. When a query is treated by RADIUS server, MAX 4000 provides a user ID and the password for the server. The server sends a profile with all information concerning the restriction for that user. Using RADIUS the number of authentication entries is no longer limited by the number of connected profiles supported by MAX 4000
(32).

RADIUS has been chosen instead of TACACS (Terminal Access Concentrator Access Control Server) also supported by MAX 4000 because as -TACACS does not support CHAP and PPP protocol.

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

In order to benefit of a better integration we will install the RADIUS daemon modified by ASCEND.

A higher security level can be attend it the RADIUS server if linked to a dynamic password server. This type of server (Security Dynamics ACE or Enigma Logic SAFEWORD AS) is used with security cards.

The dynamic password will not be used in this phase of project.

2-Invoicing

Several methods can be used for invoicing:

RADIUS
The RADIUS daemon has an option that manages the capturing of session information. These information can be used for invoicing, but the utilization of such a solution is cumbersome.

CDR: CALL DETAIL REPORTING
ASCEND switches integrate a function of activity report related to each call and includes the date, the time and duration, number of caller (ISDN), the type of service, ports. etc... As with RADIUS server, general information are difficult to use.

COOLWORLD
There is a specific software developed for the ISP (Internet Service Provider) in order to exploit the network usage.
Internet Billing of Cool World Inc. proposes different dataprocessing related to invoicing. As a Unix application, Internet billing offers the following functionalities:
- Creation of personalized invoices, based on the number of hours of connection, the used bandwidth, the usage of FTP server etc...
- Invoice listing daily, weekly or monthly.
- Multiple print outs (user history, active users. daily transactions)
- Possibility to invoice by E-Mail
- Management of credit cards or checks
- possibility to produce a single invoice for several users of the same company
- Multiple search tool (Customer ID, Company name etc...)

IV-3 MAILING SERVICE

In order to insure the mailing functionality for VIRTUAL TELECOM users, two components are necessary:

- A mail server POP 3 (post Office Protocol)
- A gateway function SMTP (Simple Mail Transport Protocol)

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

The mail server POP 3 will be installed in the DEC ALPHA 1000. This server will store the messages for the dial-up users using the mailing software Eudora, Microsoft Exchange, etc...)

The SMTP gateway will be installed in the DEC ALPHA 1000 and will receive and send the messages of VIRTUAL TELECOM users to the worldwide Internet backbone.

IV-4 FAULT TOLERANCE

Different types of faults and scenarios are covered:

GENEVA MAIN SITE

Main system down
A back-up server DEC ALPHA 1000 will be able to continue providing the actual service. This back-up server is installed on the same rack as the main server and will use the same disks.

Disk failure
The proposed system implements a mirroring system which in case of disks faults. the second disk will undertake automatically.

Frame Relay link failure with a worldwide Internet backbone
The architecture includes two frame Relay links with 1Mbit/s towards the Internet backbone. A link failure will have only a performance effect for VIRTUAL TELECOM users.

MAX 4000 failure
Two MAX 4000 will be installed at Geneva Server site. A MAX 4000 back-up system will be connected to the CISCO and will take over in case of main system failure

POP sites (Point of Presence)
Max 4000 failure. There is no fault tolerance implemented for the moment on these sites. Nevertheless. the replacement of a MAX 4000 could be made in a short term. In fact, Digital will implement a replacement procedure for this equipment in order to reduce the delay. The full configuration image will be stored at each site as well on the main site.

IV-5 IP ADDRESSEE PLAN

With 14 MAX 4000 the potential simultaneous connections is 1344 (96 x 14 switches). So 6 class C TCPIP Addresses (1530) will be required (6 x 255 1530)

Digital will install a DNS server using the DEC ALPHA 1000 server. The DNS will be in charge of solving the username of VIRTUAL TELECOM customers. The VIRTUAL TELECOM domain should also be cleared on other domains.

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

In the case of MultiHoming configuration, the addresses should be requested to the RIBE organization. In the case of mono-operator configuration, it is the operator who directly provides the addressee range in order to operate the connection on the Internet worldwide backbone.

IV-6 NETWORK MANAGEMENT

The management of the Network will be done with Polycenter manager on Netview and Clear VISN.
Netview, developed by IBM and DIGITAL will enable the monitoring of MAX 4000. In fact, the MAX 4000 have the MIBs (Management Information Base) which are used via SNMP (Simple Network Management Protocol).
The MIBs are integrated into the Management platform. Different information (incidents, traffic etc...) will be displayed in a graphic form.

Clear VISN is complementary to Netview mainly concerning the RMON Management (Remote Monitoring) and the capacity of managing the CISCO Routers being used as entry point to the Internet backbone (Clear VISN Router Manager modules).

V- VIRTUAL TELECOM TECHNICAL RESPONSIBILITIES

V-1 WEB.SERVER MANAGEMENT

Digital will install the WEB kernel on the DEC ALPHA 1000. VIRTUAL TELECOM will develop the HTML pages. Some page editors require an extension to the WEB kernel. VIRTUAL TELECOM will be in charge of these extensions.

V-2 News server management

DIGITAL will install the News software in the DEC ALPHA 255. The management of this software is done by VIRTUAL TELECOM.

V-3 Mail server management

DIGITAL will install POP3 server as well as the SMTP Gateway. VIRTUAL TELECOM is responsible to maintain the mail accounts and manage the disks space used by the users.

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

Vl- Project phase

Phase 1:      Agreement on technical points
Week 2-7 September 96

Phase 2:      Installation and test
T,            DEC systems delivery

T, + 1 week   Installation of Geneva site without telecom link

T,            Telecom links delivery

T, + 2 days   Worldwide Internet backbone link with the Frame Relay

T, + 6 days   ISDN dial-up access functionality test and modem test
              WEB functionality test, News and Email test
              Security functionality test

T,            Implementation of the second site (Lausanne)
              Same test as Geneva

T,            Implementation of other sites

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------







ATTACHMENT 2





Parameters and Equipment Acquisition

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------


1. LICENSES

All licenses (as defined in attachment 1, Section 11-4 and attachment 2.
Section 3) have been acquired at the sign off date of the contract.

2. FULLY PAID SITES VERSUS CLIENT PROPERTY

The following equipment will be the property of VIRTUAL TELECOM as per the following pattern:

-------------------------------------------------------------------------------
Other         Sites          Simulta-       Site Value        Full payment date
                             neous
                             access
-------------------------------------------------------------------------------
Licences                                  Licence value is    at the contract
                                          included in the     sign off date of
                                          site value          Virtual Telecom
                                                              and Digital
-------------------------------------------------------------------------------
PC Office*                                Fr. 113'245.-       31.10.96
-------------------------------------------------------------------------------
              Geneva         48           Fr. 291'000.-       31.10.96
-------------------------------------------------------------------------------
              Zurich         60           Fr. 138'000.-       31.01.97
-------------------------------------------------------------------------------
              Basel          48           Fr. 80'000.-        31.07.97
-------------------------------------------------------------------------------
              St-Gallen      48           Fr. 80'000.-        31.01.98.
-------------------------------------------------------------------------------
              Winterthur     24           Fr. 56'000.-        31.07.98
-------------------------------------------------------------------------------
              Bem            48           Fr. 90'000.-        31.01.99
-------------------------------------------------------------------------------
              Lausanne       48           Fr. 80'000.-        30.04.99
-------------------------------------------------------------------------------
              Rapperswil     24           Fr. 56'000.-        31.07.99
-------------------------------------------------------------------------------
              Olten          24           Fr. 56'000.-        31.10.99
-------------------------------------------------------------------------------
              Lugano         24           Fr. 56'000.-        31.01.2000
-------------------------------------------------------------------------------
              Luceme         24           Fr. 56'000.-        30.04.2000
-------------------------------------------------------------------------------
              Coire          24           Fr. 56'000.-        31.07.2000
-------------------------------------------------------------------------------

* See Offer Nr L61 96400020-B (Attachment

NOTE: News server with 64 Moctets and disk with 12 Goctets
      Internet Server with 256 Moctets, disk and high availability 9 Goctets Internet server will be used for:
         - DNS
         - Mailing
         - Radius server
         - Proxy server
         - Internet server (Netscape Communication Server)

      The proposed solution will not include any PC for the invoicing The router towards Internet are not included

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

GENEVA

                                                          48 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 modems Card digital                            4
         ----------------------------------------------------------
         8 Channel card V110                               1
         ----------------------------------------------------------
         Terminal-Keyboard                                 1
         ----------------------------------------------------------
         Unshielded twisted pair cable                     9
         ----------------------------------------------------------
         IP Router                                         1
         ----------------------------------------------------------
         DECrepeater                                       2
         ----------------------------------------------------------
         AlphaServer 1000 4/266 256 MB 1 GB                1
         ----------------------------------------------------------
         Disk windowing of 8Goctets                        1
         ----------------------------------------------------------
         High disponibility and mirriring                  1
         ----------------------------------------------------------
         News server 64MB 12GB                             1
         ----------------------------------------------------------
         240 V Retma Cabinet assembly                      2
         ----------------------------------------------------------


ZURICH
                                                          60 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity

         Rack MAX4000 E1/PRI                               2
         ----------------------------------------------------------
         Software Release MAX4000E1/PRI                    2
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  2
         ----------------------------------------------------------
         12 Modems Cards digital                           5
         ----------------------------------------------------------
         8 Channel card V110                               1
         ----------------------------------------------------------
         Terminal + Keyboard                               1
         ----------------------------------------------------------
         Unshielded twisted pair cable                     3
         ----------------------------------------------------------
         IP Router                                         1
         ----------------------------------------------------------
         DECrepeater                                       1
         ----------------------------------------------------------

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

BASEL

                                                          48 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             4
         ----------------------------------------------------------
         Software Frame Relay                              1
         ----------------------------------------------------------
         Terminal + Keyboard                                1
         ----------------------------------------------------------

ST.-GALLEN

                                                          48 Simultaneous
                                                                access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             4
         ----------------------------------------------------------
         Software Frame Relay                              1
         ----------------------------------------------------------
         Terminal + Keyboard                               1
         ----------------------------------------------------------

WINTERTHUR

                                                          24 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             2
         ----------------------------------------------------------
         Software Frame Relay                              1
         ----------------------------------------------------------
         Terminal+ Keyboard                                1
         ----------------------------------------------------------

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------


BERN

                                                         48 Simultaneous
                                                              access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             4
         ----------------------------------------------------------
         Terminal + Keyboard                               1
         ----------------------------------------------------------
         5-port repeater                                   1
         ----------------------------------------------------------
         Unshielded twisted-pair cable                     2
         ----------------------------------------------------------
         IP Router                                         1
         ----------------------------------------------------------

LAUSANNE

                                                         48 Simultaneous
                                                              access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             4
         ----------------------------------------------------------
         Software Frame Relay                              1
         ----------------------------------------------------------
         Terminal + Keyboard                               1
         ----------------------------------------------------------

RAPPERSWILL

                                                         24 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             2
         ----------------------------------------------------------
         Software Frame Relay                              1
         ----------------------------------------------------------
         Terminal + Keyboard                               1
         ----------------------------------------------------------

------------------------------------------------------------------------------
      Partnership Outsourcing Agreement          Virtual Telecom SA   13/09/96
------------------------------------------------------------------------------

OLTEN

                                                         24 Simultaneous
                                                              access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             2
         ----------------------------------------------------------
         Software Frame Relay                              2
         ----------------------------------------------------------
         Terminal + Keyboard                               2
         ----------------------------------------------------------

LUGANO

                                                         24 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             2
         ----------------------------------------------------------
         Software Frame Relay                              2
         ----------------------------------------------------------
         Terminal + Keyboard                               2
         ----------------------------------------------------------

LUCERNE

                                                         24 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             2
         ----------------------------------------------------------
         Software Frame Relay                              2
         ----------------------------------------------------------
         Terminal + Keyboard                               2
         ----------------------------------------------------------

------------------------------------------------------------------------------
           Partnership Outsourcing Agreement                   Virtual Telecom
------------------------------------------------------------------------------

COIRE

                                                         24 Simultaneous
                                                               access
         ----------------------------------------------------------
                                                           Quantity
         ----------------------------------------------------------
         Rack MAX4000 E1/PRI                               1
         ----------------------------------------------------------
         Software Release MAX4000 E1/PRI                   1
         ----------------------------------------------------------
         Software VN3 ISDN PRI Signalling                  1
         ----------------------------------------------------------
         12 Modem Card digital                             2
         ----------------------------------------------------------
         Software Frame Relay                              2
         ----------------------------------------------------------
         Terminal + Keyboard                               2
         ----------------------------------------------------------


3. PC DESCRIPTION


See offer No L61 96400020-B (document attached)

                        0FFRE

                        No L61 96400020-B



                        pour



                        VIRTUAL TELECOM SA.
                        Rue du Stand 60
                        Case Postale 5473
                        1211 Geneva 11

                        M.GIBBONS








                        de

                        Digital Equipment Corporation SA
                        12, avenue des Morgines
                        C.P. 176
                        1213 Petit-Lancy 1

                        Jean-Marc Bongni

                        Geneva, le 29.05.1996